UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

______________________________

FORM 8-K
_________________________

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 18, 2014

EAGLE ROCK ENERGY PARTNERS, L.P.
(Exact name of Registrant as specified in its charter)

Delaware	001-33016	68-0629883
(State or other jurisdiction of incorporation or organization)	Commission File Number	(I.R.S. Employer Identification No.)

1415 Louisiana Street, Suite 2700
Houston, Texas  77002
(Address of principal executive offices, including zip code)

(281) 408-1200
(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 7.01.     Regulation FD Disclosure

On August 18, 2014, Eagle Rock Energy Partners, L.P. (the “Partnership")  announced that Joseph A. Mills, Chief Executive Officer of Eagle Rock Energy G&P, LLC ("G&P"), which is the general partner of the general partner of the Partnership, and Robert M. Haines, the interim Chief Financial Officer of G&P, will be attending the 2014 Citi MLP One-On-One Conference in Las Vegas, Nevada on Wednesday, August 20th and Thursday, August 21st, 2014. Mr. Mills and Mr. Haines will also be conducting investor meetings at the conference.  A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein. The associated presentation materials will be available on the Partnership's website at www.eaglerockenergy.com, under the Investor Relations tab beginning on the morning of Wednesday, August 20, 2014.

The information set forth in this Item 7.01 and the attached Exhibit 99.1 includes “forward-looking statements.” All statements, other than statements of historical facts, included in this Item 7.01 and the attached exhibit that address activities, events or developments that the Partnership expects, believes or anticipates will or may occur in the future are forward-looking statements. These forward-looking statements are based on certain assumptions made by the Partnership in reliance on its experience and perception of historical trends, current conditions, expected future developments and other factors the Partnership believes are appropriate under the circumstances. Such statements are inherently uncertain and are subject to a number of risks, many of which are beyond the Partnership's control. Should one or more of these risks or uncertainties occur, or should underlying assumptions prove incorrect, the Partnership's actual results and plans could differ materially from those implied or expressed by any forward-looking statement.

The Partnership undertakes no obligation to publicly update any forward-looking statements, whether as a result of new information or future events. For a detailed list of the Partnership's risk factors and other cautionary statements, including without limitation risks related to volatility of commodity prices; market demand for crude oil, natural gas and natural gas liquids; the effectiveness of the Partnership's hedging activities; the availability of local, intrastate and interstate transportation systems and other facilities to transport crude oil, natural gas and natural gas liquids; competition in the oil and gas industry; the Partnership's ability to obtain credit and access the capital markets; general economic conditions; and the effects of government regulations and policies, please consult the Partnership's Annual Report on Form 10-K, filed with the Securities and Exchange Commission (the "SEC"), for the year ended December 31, 2013, and Quarterly Reports on Form 10-Q, filed with the SEC for subsequent quarters, as well as any other public filings and press releases.

The information in Item 7.01 of this Current Report on Form 8-K and the attached Exhibit 99.1 is being “furnished” and shall not be deemed to be “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section, and is not incorporated by reference into any Partnership filing, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

Item 9.01    Financial Statements and Exhibits

(d) Exhibits

Exhibit No.    Description

99.1        Press Release of Eagle Rock Energy Partners, L.P. dated August 18, 2014

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

EAGLE ROCK ENERGY PARTNERS, L.P.

	By:	Eagle Rock Energy GP, L.P.,
its general partner

	By:	Eagle Rock Energy G&P, LLC,
its general partner

Date: August 18, 2014	By:	/s/ Robert M. Haines
Name: Robert M. Haines
Title: Chief Financial Officer

Exhibit Index

Exhibit No.        Description

99.1            Press Release of Eagle Rock Energy Partners, L.P. dated August 18, 2014